EXHIBIT 10

                             SETTLEMENT AGREEMENT


      THIS SETTLEMENT AGREEMENT (this "Agreement") is made by and between KLA

Instruments Corporation, a Delaware corporation ("KLA"), and Kenneth Levy as third party defendant ("Levy"), on one hand, and Micrion Corporation, a

Massachusetts corporation ("Micrion"), Hambrecht & Quist Group, a California

corporation ("H&Q"), EG&G Inc., a Massachusetts corporation ("EG&G"), DeMuth,

Folger & Terhune, a New York partnership ("DF&T"), Peter W. Wallace

("Wallace"), Louis P. Valente ("Valente"), Thomas W. Folger ("Folger"),

Nicholas P. Economou ("Economou"), John A. Doherty ("Doherty"), and Charles E.

Minihan ("Minihan"), on the other hand (Micrion, H&Q, DF&T, Wallace, Valente,

Folger, Economou, Doherty and Minihan are referred to collectively as the

"Defendants"), and shall be effective as of May 7, 1996 (the "Effective

Date"), for all purposes upon execution of this Agreement by all of the foregoing parties.



                                R E C I T A L S

A.    WHEREAS, on or about December 22, 1993, KLA filed a Complaint (the

"Complaint") against the Defendants and EG&G in Massachusetts Superior Court,

Essex County (the "Court"), Civil Action No. 93-2942A (the "Lawsuit");

B.    WHEREAS, EG&G was subsequently dismissed as a defendant in the Lawsuit without prejudice.

C.    WHEREAS, on or about August 22, 1994, the Defendants filed an Amended

Answer to the Complaint.  At that time, the Defendants also filed a

Counterclaim against KLA (for abuse of process, breach of fiduciary duty and breach of implied covenant of good faith and fair dealing) (the

"Counterclaim"), and a Third-Party Complaint against Levy (for aiding and



abetting an abuse of process, a breach of fiduciary duty and a breach of implied covenant of good faith and fair dealing) (the "Third-Party

Complaint").  Additionally, in the Lawsuit, Micrion contended that KLA and

Levy caused substantial damages exceeding $5,000,000 to Micrion resulting from the pendency of the Lawsuit at the time of Micrion's Initial Public Offering,

including damages in excess of $1,000,0000 attributable to the pendency of the cause of action under M.G.L. Ch.93A by itself.

D.    WHEREAS, prior to the recapitalization and refinancing of Micrion, which occurred in June and August 1993 (the "Refinancing"), KLA owned 710,808 shares of preferred stock of Micrion that represented 244 shares of Micrion common stock as of May 11, 1994 (the effective date of Micrion's initial public offering of common stock) as a result of the Refinancing and a subsequent reverse stock split.

E.    WHEREAS, KLA and Levy, on one hand, and the Defendants and EG&G, on the other hand, while denying any liability to each other from any and all claims concerning all counts of the Complaint, Counterclaim and Third-Party Complaint

in the Lawsuit, decided to resolve those claims and counts without the necessity of further litigation.



                               A G R E E M E N T

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.    Terms of Settlement.  To finally and irrevocably settle the Lawsuit, the

Defendants and EG&G shall issue and deliver an aggregate of Two Hundred

Fifteen Thousand (215,000) shares of common stock of Micrion (the "Shares") to

KLA, and KLA agrees to accept the Shares in settlement of the Lawsuit at the

Closing as provided in this Agreement.  Subject to the provisions of this

Agreement, the parties hereto hereby acknowledge and agree that the Shares to be issued and delivered to KLA at the Closing under this Agreement will not have been registered under the Securities Act of 1933, as amended (the "Act")

as of the date thereof and are further subject to the voting restrictions of the irrevocable proxy executed and delivered concurrently with the issuance of the Shares, as provided in Section 5 of this Agreement (the "Proxy").

II.   Characterization of Settlement.  The parties hereto hereby acknowledge that for all relevant purposes (i) KLA intends to characterize its receipt of the Shares under this Agreement as an issuance and transfer of such Shares solely in exchange for the release of claims based on the diminution in the value of KLA's interest in its original shares of Micrion preferred stock, as described in Recital D; (ii) KLA intends to take the position that such issuance and transfer is intended to restore the ownership interest of KLA in

Micrion to its condition as it existed immediately prior to the Refinancing,

and for no other purposes; and (iii) KLA intends to take the position that KLA shall be deemed to have owned the Shares as if the Shares were a part of KLA's ownership interest in Micrion prior to the Refinancing.  Without adopting

KLA's position as its own and without admitting any liability under the

Complaint or otherwise in the Lawsuit, each of the Defendants and EG&G hereby agree not to take any position, except as they may be required to by law,

before any federal, state, county, municipal or other local government,

government agency, instrumentality or department, or in any administrative,

regulatory or judicial proceeding, or in any report, filing, certificate, tax return, declaration, instrument or other document submitted to or contained in, as the case may be, any of the foregoing that is contrary to any of the positions to be taken by KLA as described in this Section 2.  The Defendants further agree not to file, except as they may be required to by law, any

Internal Revenue Service Form 1099, or any comparable federal, state or local tax form, with any federal, state or local taxing agency or authority reporting the delivery of the Shares or any payment or other consideration made under this Agreement to KLA to the Internal Revenue Service, or any state or local taxing authority.

III.  Securities Law Compliance.

      A.    Schedule 13D Filing.  Within the required period under the rules and regulations promulgated by the SEC, KLA and the holder of the proxy (the

"Proxyholder") shall prepare and file separate reports on SEC Schedule 13D of their holdings of the Shares to the SEC.

      B.    Press Release and Form 8-K Report.  Immediately after the

Effective Date, Micrion shall issue a press release relating to the settlement of the Lawsuit, substantially in the form as set forth in Exhibit A, for immediate release in compliance with Schedule D to the Bylaws of the NASD, and

Micrion shall promptly file a report with the SEC on Form 8-K relating to the settlement of the Lawsuit and attaching thereto a copy of the press release.

KLA hereby warrants that it will not issue a press release relating to the settlement of the Lawsuit.

      C.    Disposition of Shares.  At all times hereafter, subject to compliance with the Act and the rules and regulations of the SEC promulgated thereunder, Micrion acknowledges and agrees that the Shares shall be subject to transfer by KLA without restriction except as provided in subsection (d),

below. In particular, Micrion acknowledges that KLA may sell the Shares upon satisfaction of all the conditions of any applicable exemption from the registration requirements under Section 5 of the Act, including the exemption provided by SEC Rule 144, and that (i) upon the satisfaction of all such conditions, or (ii) upon delivery to Micrion of an opinion of counsel reasonably satisfactory to Micrion or (iii) upon delivery to Micrion of a letter from the SEC addressed to Micrion or to KLA to the effect that the SEC will not take any action with respect to the transfer of the Shares in the absence of a registration statement then in effect with respect to such

Shares, Micrion will approve the transfer of the Shares by KLA, and will so instruct Micrion's transfer agent and any other person having legal responsibilities with respect to the transfer of Shares of Micrion common stock.

      D.    The parties agree that at the Closing, and until KLA shall satisfy the conditions of Rule 144(k) with respect to the Shares, the certificate or certificates evidencing the Shares shall bear one or both of the following legends:

      E.    A legend referring to the transfer restrictions under the Act,

identical or substantially similar to the legend set forth below:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR A LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE COMPANY OR TO THE HOLDER HEREOF TO THE EFFECT THAT THE COMMISSION WILL NOT TAKE ANY ACTION WITH RESPECT TO THE TRANSFER OF THE SECURITIES IN THE ABSENCE OF A REGISTRATION STATEMENT THEN IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT, OR UNLESS SOLD OR TRANSFERRED PURSUANT TO RULE 144 OF SUCH ACT.

      F.    A legend referring to the voting restrictions set forth in the

Proxy, substantially similar to the legend set forth below:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY ISSUED IN ACCORDANCE WITH MASSACHUSETTS LAW.

      G.    S-3 Registration.  At the written request of KLA to Micrion,

delivered at any time after the Closing Date but not later than May 14, 1996,

Micrion shall prepare and file with the SEC by no later than May 22, 1996 a registration statement on Form S-3 or an equivalent form (such registration statement and the prospectus included therein and all documents incorporated by reference therein being referred to as the "Registration Statement") for resale of as many of the Shares as shall be requested in writing by KLA.

Micrion shall use its best efforts to have the Registration Statement declared effective under the Act as promptly as practicable after such filing and shall persist in such efforts until the Registration Statement has been declared effective under the Act.  During the period commencing with the effectiveness of the Registration Statement and continuing until (i) KLA has sold all of the

Shares, or (ii) KLA is entitled, in the opinion of counsel acceptable to

Micrion, to sell all remaining shares pursuant to Rule 144 promulgated under the Act, Micrion shall use its best efforts to cause the Registration

Statement to continue to be effective and to update the prospectus contained therein as required by applicable SEC rules and regulations, including Rule

415, to enable KLA to resell the Shares on the Nasdaq Stock Market or any securities exchange or other stock market in which shares of Micrion common stock may be traded.  Micrion shall also take all actions required to be taken under any applicable state securities laws in connection with registration or qualification of the Shares and the resale of the Shares pursuant to the

Registration Statement or any applicable form of qualification or exemption under such state securities laws.  Micrion shall provide sufficient copies of the Registration Statement and the prospectus related thereto to KLA or underwriters and selling brokers, if any, for distribution by KLA or the underwriters or selling brokers, if any, to comply with the requirements under the rules and regulations promulgated under the Act with respect to the delivery of the prospectus.  Notwithstanding the foregoing, Micrion shall not be required to undertake special audits or engage experts in connection with the preparation of the Registration Statement and any prospectus related thereto.  To the extent permitted by law, KLA shall indemnify Micrion, its officers and directors, each underwriter and selling broker, if any, and each person, if any, who controls Micrion, against liability (including liability under the Act and the Securities and Exchange Act of 1934, as amended (the

"Exchange Act")) arising by reason of any statement contained in the

Registration Statement that KLA provided to Micrion in writing explicitly for use in the Registration Statement, being false or misleading or omitting to state a material fact necessary to be stated in order that the statements made in the Registration Statement, in the circumstances in which they are made,

not be misleading.  To the extent permitted by law, Micrion shall indemnify

KLA and each underwriter and selling broker, if any, against liability

(including liability under the Act and the Exchange Act) arising by reason of any statement (other than a statement provided by KLA as described above)

contained in the Registration Statement included therein being false or misleading or omitting to state a material fact necessary to be stated in order that the statements made in or incorporated by reference in the

Registration Statement, in the circumstances in which they are made, not to be misleading.  KLA shall pay or reimburse Micrion for all of the reasonable printing expenses, registration expenses, selling expenses, selling commissions, "blue sky" qualification and filing fees payable in connection with the preparation and filing of the Registration Statement and related

"blue sky" filings, and shall reimburse Micrion for all of its attorneys' fees in connection therewith, such attorneys' fees not to exceed $10,000.  The covenants of Micrion contained in this Section 4 are material to KLA and the parties hereto but do not constitute a condition to the effectiveness of this

Settlement Agreement, and the failure of Micrion to obtain or maintain the effectiveness of any Registration Statement as provided in this Section 4 shall not vitiate any release given pursuant to this Agreement or otherwise constitute a basis for rescission of this Agreement by KLA.

      H.    Proxy.  All of the Shares initially shall be subject to the terms of the Proxy substantially in the form attached hereto as Exhibit B.  Economou shall be designated as the initial Proxyholder, for so long as he remains the

President of Micrion; thereafter, the Proxyholder shall be the President of

Micrion.  The Shares shall be released from the terms of the Proxy upon their sale or transfer to a third party which is not controlling, controlled by, or under common control with, KLA.  Upon request by any such third party, Micrion shall cause its transfer agent to issue a new certificate for such shares without the legend referred to in Section 3(d)(ii).  KLA shall execute and deliver the Proxy at the Closing, and KLA agrees that KLA shall not dispute the validity or enforceability of the Proxy at any time thereafter.

      I.    Closing.  The closing (the "Closing") of the transactions

contemplated by this Agreement shall take place at 2:00 p.m. E.D.T. on May 7,

1996, or at such other time as the parties hereto may agree (the time and date of the Closing is referred to herein as the "Closing Date").  The Closing shall be held at the offices of Choate, Hall & Stewart, Exchange Place, 53

State Street, Boston, Massachusetts 02109 or such other place as the parties may agree upon in writing.  At the Closing:

      J.    KLA and each of the Defendants and EG&G, through their respective counsel, shall execute and deliver a Stipulated Dismissal with Prejudice,

under Rules 41(a)(1)(ii) and (c) of the Massachusetts Rules of Civil

Procedure, of the Complaint, the Counterclaim and the Third-Party Complaint,

substantially in the form attached hereto as Exhibit C.  Each of counsel to

KLA and counsel to the Defendants and EG&G is authorized to execute and file with the Court the Stipulated Dismissal with Prejudice;

      K.    KLA and each of the Defendants and EG&G shall jointly execute and deliver this Agreement;

      L.    KLA and the Proxyholder shall jointly execute and deliver the

Proxy;

      M.    Micrion shall issue and cause to be delivered to KLA one or more share certificates evidencing One Hundred Nineteen Thousand Two Hundred Two

(119,202) Shares;

      N.    H&Q shall cause to be delivered to KLA one or more share

certificates evidencing Ninety-Five Thousand Seven Hundred Ninety-Eight

(95,798) Shares, duly endorsed for transfer;

      O.    KLA, on one hand, and the Defendants and EG&G, on the other hand,

shall execute and deliver such other certificates, receipts and documentation as may be reasonably requested by counsel for each party to effectuate the terms, conditions, purposes and aims of this Agreement.

      P.    Representations and Warranties of Micrion.  In connection with the execution and delivery of this Agreement, and the issuance and delivery of the

Shares, Micrion represents and warrants to KLA, effective on the date of this

Agreement and on the Closing Date, as follows:

      Q.    Corporate Power.  Micrion has all requisite legal and corporate power (i) to issue and deliver the Shares to be issued and delivered by

Micrion hereunder, (ii) to release the Released Matters (as defined in Section

11), and (iii) to carry out and perform its other obligations under the terms of this Agreement.

      R.    Capitalization.  The authorized capital of Micrion (prior to the issuance of the 119,202 shares referred to in Section 6(d) above) consists of

12,300,000 shares of common stock, of which approximately 3,907,987 are duly and validly issued and outstanding, and 5,000,000 shares of preferred stock,

of which none is issued and outstanding.  The Shares to be issued and delivered pursuant to the terms of this Agreement, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and will be issued in compliance with federal,

Massachusetts and California securities laws.

      S.    Corporate Action.  All corporate action on the part of Micrion,

its officers, directors and shareholders necessary for (i) the issuance and delivery of the Shares pursuant hereto, (ii) the release by Micrion of the

Released Matters, and (iii) the performance of Micrion obligations hereunder,

have been duly taken or will have been duly taken prior to the issuance of the

Shares to be issued by Micrion hereunder.

      T.    Valid and Binding Obligations.  This Agreement and the related documentation have been duly and validly authorized, executed and delivered by

Micrion, and constitute valid, legal and binding contractual obligations of

Micrion.

      U.    Disclosure.   As of their respective filing dates (except as

thereafter amended), all documents (other than preliminary material) that

Micrion has filed with the SEC since January 1, 1995 (collectively the "SEC

Filings") complied in all material respects with all applicable requirements of the Act and the Exchange Act.

      V.    S-3 Eligibility.  Micrion currently meets the eligibility

requirements set forth in General Instruction I.A. of the General Instructions

for the use of the Form S-3 Registration Statement and will use its best efforts to continue to meet such requirements as long as KLA's registration rights as set forth in Section 4 remain in effect.

      W.    Assignment.  Micrion has not assigned, sold, transferred or disposed of any of its respective interests in any of the Released Matters.

      X.    Reliance.  The foregoing representations and warranties are made by Micrion with the knowledge and expectation that KLA is placing reliance thereon.

      Y.    Representations and Warranties of H&Q.  In connection with the execution and delivery of this Agreement, and the issuance and delivery of the

Shares, H&Q represents and warrants to KLA, effective on the date of this

Agreement and on the Closing Date, as follows:

      Z.    Corporate Power; Shares.  H&Q has all requisite legal and

corporate power (i) to transfer the Shares to be transferred by such Defendant hereunder, (ii) to release the Released Matters (as defined in Section 11),

and (iii) to carry out and perform its other obligations under the terms of this Agreement.  The Shares to be issued and delivered pursuant to the terms of this Agreement, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and will be issued in compliance with federal, Massachusetts and California securities laws.

      AA.   Corporate Action.  All corporate action on the part of H&Q, and its officers, directors and shareholders necessary for (i) the transfer and delivery of the Shares pursuant hereto, (ii) the release by H&Q of the

Released Matters, and (iii) the performance of H&Q of its obligations hereunder, have been duly taken or will have been duly taken prior to the transfer of the Shares to be transferred to KLA hereunder.

      AB.   Valid and Binding Obligations.  This Agreement and the related documentation have been duly and validly authorized, executed and delivered by

H&Q and constitute valid, legal and binding contractual obligations of H&Q.

      AC.   Assignment.  H&Q has not assigned, sold, transferred or disposed of any of its respective interests in any of the Released Matters.

      AD.   Reliance.  The foregoing representations and warranties are made by H&Q with the knowledge and expectation that KLA is placing reliance thereon.

      AE.   Representations and Warranties of the Other Defendants.  In

connection with the execution and delivery of this Agreement, each of the

Defendants other than Micrion and H&Q (the "Other Defendants") and EG&G represents and warrants to KLA, effective on the date of this Agreement and on the Closing Date, as follows:

      AF.   Corporate Power.  Each of the Other Defendants and EG&G has all

requisite legal and corporate power, if appropriate, to release the Released

Matters (as defined in Section 11), and to carry out and perform its other obligations under the terms of this Agreement.

      AG.   Corporate Action.  If appropriate, all corporate action on the part of the Other Defendants and EG&G and their officers, directors and shareholders necessary for the release by the Other Defendants and EG&G of the

Released Matters, and the performance of their obligations hereunder, have been duly taken.

      AH.   Valid and Binding Obligations.  This Agreement and the related documentation have been duly and validly authorized, executed and delivered by the Other Defendants and EG&G and constitute valid, legal and binding contractual obligations of each of the Other Defendants and EG&G.

      AI.   Assignment.  None of the other Defendants nor EG&G has assigned,

sold, transferred or disposed of any of its respective interests in any of the

Released Matters.

      AJ.   Reliance.  The foregoing representations and warranties are made by the Other Defendants and EG&G with the knowledge and expectation that KLA is placing reliance thereon.

IV.   Representations and Warranties of KLA.  In connection with the execution and delivery of this Agreement, KLA represents and warrants to the Defendants and EG&G, effective on the date of this Agreement and on the Closing Date, as follows:

      A.    Corporate Power.  KLA has all requisite legal and corporate power to release the Released Matters (as defined in Section 11), and to carry out and perform its other obligations under the terms of this Agreement.

      B.    Corporate Action.  All corporate action on the part of KLA and its officers, directors and shareholders necessary for the release by KLA of the

Released Matters, and the performance of its obligations hereunder, have been duly taken.

      C.    Valid and Binding Obligations.  This Agreement and the related documentation have been duly, validly authorized, executed and delivered by

KLA and constitute valid, legal and binding contractual obligations of KLA.

      D.    Assignment.  KLA has not assigned, sold, transferred or disposed of any of its respective interests in any of the Released Matters.

      E.    Reliance.  The foregoing representations and warranties are made by the KLA with the knowledge and expectation that the Defendants and EG&G are placing reliance thereon.

V.    General Releases.

      A.    Related Parties.  As used in this Agreement, the term "Related

Parties" shall mean any past, present and future successor, affiliate,

subsidiary, agent, attorney, employee, employer, officer, director, sharehold-

er, owner, alter ego, heir, executor, administrator, estate, representative,

successor, predecessor, assignee, assignor, joint venturer, partner, spouse,

parent or affiliated entity, pension plan, insurer, accountant, agent, or trustee of the party or any affiliate thereof to which reference is being made.

      B.    Released Matters.  As used in this Agreement, the term "Released

Matters" shall mean any and all claims, liens, demands, obligations, actions,

causes of actions, counts, damages, liabilities, losses, fees, costs or expenses, of any nature whatsoever, known or unknown, past or present,

ascertained or unascertained, suspected or unsuspected, existing or claimed to exist, (including, without limitation, any and all claims for contribution or indemnification) which the party giving the release has had or now has against any party hereto, insofar as those matters to be released hereby in any way relate to either: (i) the claims raised by, the issues presented by or the subject matter of the Complaint, Counterclaim, Third-Party Complaint or the

Lawsuit, including, without limitation, the matters described in the Recitals to this Agreement; or (ii) the relationship between KLA and Levy, on one hand,

and the Defendants and EG&G, on the other hand, insofar as the relationship relates in any way to Micrion, including without limitation any and all contracts or agreements to which both KLA and Micrion are or were parties.

Notwithstanding anything contained in the foregoing provisions to the contrary, none of the parties to this Agreement shall be released from any claim, liability or obligation created by or arising under this Agreement.

      C.    Releases.  In consideration of the issuance of the Shares, of the dismissal with prejudice of the Complaint, Counterclaim and Third-Party

Complaint, and of each and every other obligation undertaken by the parties to this Agreement, which the parties hereto agree and acknowledge is adequate,

good, legal and valuable consideration, each of KLA and Levy, on one hand, and each of the Defendants and EG&G, on the other hand, hereby releases, remises and forever discharges each other such party and its or his respective Related

Parties, from the Released Matters.  Further, each of the Defendants and EG&G,

for itself or himself and on behalf of its or his Related Parties, hereby releases, remises and forever discharges each other and its or his respective

Related Parties from the Released Matters, except for any obligations created by or arising under any underwriting, investment banking or financial advisory agreement.

      D.    Waiver of Claims.  This Agreement is a full and final release with respect to the Released Matters.  Each of KLA and Levy, for itself or himself,

and each of the Defendants and EG&G, for itself or himself, expressly waives any right or claim of right he or it may have under the provisions of

California Civil Code Section 1542 or similar provisions of federal or any state, statutory or common law.  The parties understand that California Civil

Code Section 1542 provides as follows:

            A general release does not extend to the claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each party acknowledges and agrees that this Agreement is a complete compromise of matters involving disputed issues of law and fact and fully assumes the risk that the investigation it or he has conducted, if any,

relating to the Released Matters, may be inadequate and that the facts with respect to which this Agreement is executed may hereafter be found to be different from the facts that such party now believes to be true.  Each party assumes the risk of such possible differences of facts and hereby agrees that this Agreement shall remain in effect, notwithstanding such differences of fact.  Each party further recognizes that the other party to this Agreement may have information or facts of which it/he are not aware and agrees and acknowledges that in entering into this Agreement it/he is not relying on the representations of any other party regarding the facts and circumstances relating to the Released Matters.

VI.   Fees and Costs.  KLA and Levy, on one hand, and the Defendants and EG&G,

on the other hand, shall bear its or their own fees and costs, including attorney's fees, incurred in connection with the Lawsuit, the disputes between the parties hereto as described in the Recitals, and negotiation, drafting,

execution, delivery and performance of this Agreement and the related documentation except as otherwise provided in Section 4.

VII.  Understanding of Agreement.  Each party affirms and acknowledges that it or he has both read this Agreement and had an opportunity to have this

Agreement fully explained by counsel of choice, and fully understands and appreciates the words and terms used in this Agreement and their effect.  Each party further affirms and acknowledges that this Agreement is a full and final compromise, release and settlement of the Released Matters, and that each party signs this Agreement of its and his own free will.  Each party, and/or the respective attorneys of each party, has carefully and fully reviewed and revised, or has had an opportunity to revise, this Agreement.  Accordingly,

the parties agree that the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be utilized in the interpretation of this Agreement.

VIII. No Admission of Liability.  Each party affirms and acknowledges that this Agreement is a compromise of disputed claims and is not intended to be and shall not be construed as, an admission of liability on the part of any party hereto to any other party.

IX.   Effect of Captions.  The titles to the various provisions of this

Agreement are used for convenience or reference only and are not intended to and shall not in any way enlarge or diminish the rights and obligations of the parties hereto or effect the meaning or construction of this Agreement.

X.    Partial Invalidity.  Should any part, term, provision or portion of this

Agreement be decided by a court of competent jurisdiction to be illegal or in conflict with any laws of any state, or of the United States, and on account thereof, or for any other reason, be rendered unenforceable or ineffectual,

the validity of the remaining parts, terms, portions or provisions shall be enforceable and shall not be affected thereby.

XI.   Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. The rights and obligations under this

Agreement are not assisgnable without the written consent of each of the parties to this Agreement or their authorized representatives, except to the successor of all or substantially all of the business of the assigning party

(regardless of the form of the transfer thereof, e.g. by way of merger, sale of assets or similar transaction), and provided that nothing contained herein shall be deemed to restrict KLA's transfer of the Shares as otherwise permitted under this Agreement.

XII.  Notices.  Any and all written communications required or permitted by this Agreement, or by law, to be served upon or given to any party hereto by another party, shall be in writing and shall be personally served or given by facsimile or overnight courier mail at the addresses indicated below:


If to KLA or Levy:                        KLA Instruments Corporation
                                          160 Rio Robles
                                          San Jose, CA  95161-9055
                                          Attention:  V.P. Finance and
                                          Administration, CFO

with a copy to:                           Graham & James LLP
                                          600 Hansen Way
                                          Palo Alto, CA  94304
                                          Attention:  Michael Kalkstein, Esq.

If to Micrion:                            Micrion Corporation
                                          One Corporation Way
                                          Peabody, MA  01960-7990
                                          Attention:  President
If to H&Q:                                Hambrecht & Quist Group, Inc.
                                          One Bush Street
                                          San Francisco, CA  94104
                                          Attention:  General Counsel

If to the Other Defendants:               c/o Micrion Corporation
                                          One Corporation Way
                                          Peabody, MA  01960-7990
                                          Attention:  President

If to EG&G:                               EG&G, Inc.
                                          45 William Street
                                          Wellesley, MA  02181
                                          Attention:  General Counsel

with copies in each case to:              Choate, Hall & Stewart
                                          Exchange Place
                                          53 State Street
                                          Boston, MA  02109-2891
                                          Attention:  Kevin Lesinski, Esq.

XIII. Complete Agreement, Modification and Waiver.  This Agreement together with the Exhibits hereto and the documents delivered pursuant hereto or referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous negotiations, commitments and writings.  This Agreement may be modified only by a writing signed by each of the parties to this Agreement or by their authorized representatives.  No waiver of any provision of this

Agreement shall be effective unless made in writing.  No waiver of any breach of this Agreement shall constitute a waiver of any previous or subsequent breach of the same or any other provision of this Agreement.

XIV.  Applicable Law.  This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts without regard to the conflicts of laws provisions thereof.

XV.   Counterpart Signatures.  This Agreement may be executed in any number of counterparts and by facsimile, with the same effect as if all parties have signed the same document, and each such executed counterpart shall be deemed to be an original instrument.  All such executed counterparts together shall constitute one and the same instrument.  True and correct copies may be used in lieu of the original.

                  SIGNATURE PAGES TO THE SETTLEMENT AGREEMENT

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

KLA INSTRUMENTS CORPORATION               DEMUTH, FOLGER & TERHUNE
By: Robert J. Boehlke                     By:  Thomas W. Folger
    Vice President and CFO                General Partner of the General
                                          Partner of DEMUTH, FOLGER & TERHUNE



KENNETH LEVY, THIRD-PARTY                 PETER W. WALLACE
DEFENDANT


MICRION CORPORATION                       LOUIS P. VALENTE
By: NICHOLAS P. ECONOMOU
President and Chief Executive Officer


                                          THOMAS W. FOLGER

HAMBRECHT & QUIST GROUP

By: Stephen M. Machtinger
    Vice President, General Counsel
    and Secretary                         NICHOLAS P. ECONOMOU,
                                          Individually and as the Proxyholder



EG&G, INC.                                JOHN A. DOHERTY

By: John F. Alexander, II
Sr. Vice President and                    CHARLES E. MINIHAN
Chief Financial Officer



APPROVED AS TO FORM:

GRAHAM & JAMES LLP,
COUNSEL TO KLA AND LEVY

By:  Michael Kalkstein


APPROVED AS TO FORM:

CHOATE, HALL & STEWART,
COUNSEL TO THE DEFENDANTS AND EG&G

By:  Kevin J. Lesinski